UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

On December 11, 2014, Southside Bancshares, Inc. (“Southside”) and OmniAmerican Bancorp, Inc. (“OmniAmerican”) issued a joint press release announcing that they had received all regulatory approvals required to complete their merger.  Southside and OmniAmerican currently expect to complete the merger on or about December 17, 2014, subject to customary closing conditions.

The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit         Description
99.1        Press release dated December 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: December 11, 2014	By:	/s/ Lee R. Gibson
Lee R. Gibson
Senior Executive Vice President and Chief Financial Officer